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	OMB Number:	3235-0570
	Expires:	July 31, 2022
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2021 to March 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA WORLD HEALTHCARE FUND

Semiannual Report

March 31, 2022

TEKLA WORLD HEALTHCARE FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA WORLD HEALTHCARE FUND

Dear Shareholders,

Many of us have spent the last two years constrained in how we live our lives. More than eighty million Americans have been sick while nearly a million have lost their lives to COVID-19. An enormous number of Americans of all ages have been damaged financially, socially, educationally and/or medically. However, as of early May 2022, we appear to be approaching a time when we can resume what we were doing pre-COVID-19. This should allow us to address much of what has been lost or delayed by the pandemic. This is the good news.

The bad news is that things are not perfect from an economic or markets point of view. The broad market was down as COVID-19 came to the fore and then rose dramatically through much of 2020 and 2021 as the government did all it could to stimulate the economy while keeping rates low. However, there is a limit to how long this approach can continue and still be effective. The broad market has been weak so far in 2022, particularly lately. Based on data to date, it looks that we are in for a protracted period of high inflation. This will cause the Federal Reserve to continue to increase rates, perhaps significantly. GDP has already slowed; it seems likely that GDP will be impaired further with a real possibility that the U.S. experiences a recession. These prospects will almost certainly have a continued negative impact on the stock market. April 2022 was not a good month for the broad stock market. It remains to be seen where the market goes from here.

The macroeconomic impact on the healthcare sector market has varied by subsector. Large-cap, profitable healthcare companies in the pharmaceutical and biotech subsectors, for example, have traditionally been seen as defensive and have fared relatively well of late. However, smaller cap not-yet profitable healthcare companies, particularly in the biotech sector, have not done well. In fact, this group peaked in early 2021 and has been in decline since. For reference, we note that in 2022 through April 30, the broad S&P 500® Index* (SPX) is down almost 13%. In the same timeframe, large healthcare companies in the broader S&P Global 1200 Health Care Index®* (SGH) are down about 7% while more volatile small- and mid-cap (SMID) biotech companies, as evidenced by the SPDR® S&P® Biotech ETF* (XBI), which are expected to be weak in rising rate environments, are down 34%.

Performance Year to Date Ending April 30, 2022

In addition to being affected by rising rates, the SMID biotech sector is also being challenged by oversupply. In the euphoria of the Covid era market run, over 300 biotech companies went public. This number might have been accommodated in the frenzied market action of 2016 to 2020 but will take some time to digest now that demand for such companies has waned a bit.

We remain bullish about healthcare overall and continue to think that it offers a unique opportunity to invest in most or all macro environments. That is, when the macro environment is strong, innovative subsectors such as biotech can provide the opportunity for upside participation while, when things are more challenging, pharma and managed care provide an opportunity to be a bit more defensive. In recent times, we have generally followed this approach, decreasing our allocation to smaller, more volatile names while increasing allocation to larger more defensive names (as well as incrementally increasing our use of cash) when we expect that the macroeconomic environment will be weak.

While we can adjust our investment approach consistent with short-term market dynamics, we remain more focused on the intermediate and long-term trends. We remain bullish over the long-term. As noted, we believe there most often is a relatively attractive subsector within healthcare. More importantly, we think the sector offers an attractive long-term investment profile. Gross healthcare spending has increased inexorably for many decades. Moreover, demographics favor the sector as the U.S. population is aging and people spend more on healthcare as they get older. While innovation and prospective growth may be out of favor at the moment, these traits, as evidenced by the biotech sector, have consistently been the basis for solid returns when judiciously acquired and held. In our view, the biotech sector, at all market capitalization levels, will continue to provide an attractive investing opportunity for discerning and informed investors, including your Tekla Fund.

Be well,

Daniel R. Omstead
President and Portfolio Manager

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla World Healthcare Fund (THW) is a non-diversified closed-end fund traded on the New York Stock Exchange under the ticker THW. THW employs a versatile growth and income investment strategy investing across all healthcare subsectors and across a company's full capital structure. THW invests at least 40% of AUM in ex-U.S. companies or those with substantial ex-U.S. revenues.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Opportunities outside the United States may be underappreciated and timely

•  Investment opportunity spans the globe including biotechnology, healthcare technology, life sciences and medical devices

•  The potential for value creation may exist in companies both inside and outside the United States that are commercializing novel technologies

Fund Overview and Characteristics as of 3/31/22

Market Price[1]	$15.23
NAV[2]	$14.77
Premium/(Discount)	3.11%
Average 30 Day Volume	115,662
Net Assets	$552,087,962
Managed Assets	$672,087,962
Leverage Outstanding	$120,000,000
Total Leverage Ratio[3]	17.85%
Ticker	THW
NAV Ticker	XTHWX
Commencement of Operations Date	6/30/15
Fiscal Year to Date Distributions per Share	$0.70

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/22

Sector Diversification as of 3/31/22

This data is subject to change on a daily basis.

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2022
(Unaudited)

Issuer – Sector	% of Net Assets
UnitedHealth Group, Inc. – Health Care Providers & Services	8.2%
AstraZeneca plc ADR – Pharmaceuticals	5.5%
Roche Holding AG ADR – Pharmaceuticals	5.4%
Pfizer, Inc. – Pharmaceuticals	4.9%
Johnson & Johnson – Pharmaceuticals	4.8%
AbbVie, Inc. – Biotechnology	4.2%
Abbott Laboratories – Health Care Equipment & Supplies	3.6%
Merck & Co., Inc. – Pharmaceuticals	3.1%
Novo Nordisk A/S ADR – Pharmaceuticals	3.1%
McKesson Corp. – Pharmaceuticals	3.0%
Eli Lilly & Co. – Pharmaceuticals	2.7%
Medtronic plc – Health Care Equipment & Supplies	2.6%
Novartis AG ADR – Pharmaceuticals	2.6%
Bristol-Myers Squibb Co. – Pharmaceuticals	2.5%
Thermo Fisher Scientific, Inc. – Life Sciences Tools & Services	2.5%
Stryker Corp. – Health Care Equipment & Supplies	2.4%
Cigna Corp. – Health Care Providers & Services	2.4%
Horizon Therapeutics plc – Pharmaceuticals	2.0%
Danaher Corp. – Medical Devices and Diagnostics	1.8%
Zimmer Biomet Holdings, Inc. – Health Care Equipment & Supplies	1.7%

COUNTRY DIVERSIFICATION As of March 31, 2022	% of Net Assets	% of Managed Assets
United States	62.7%	51.5%
United States (with substantial ex-U.S. revenue)	25.8%	21.2%
Switzerland	9.1%	7.5%
United Kingdom	6.9%	5.7%
Ireland	4.2%	3.5%
Denmark	3.2%	2.6%
Japan	3.0%	2.4%
France	1.9%	1.6%
Germany	1.6%	1.4%
Australia	1.4%	1.2%
Netherlands	1.1%	0.9%
Italy	0.3%	0.2%
China	0.3%	0.2%
Israel	0.2%	0.1%

Fund Performance

THW is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THW have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THW often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten. Under normal market conditions, the Fund expects to invest at least 40 percent of its managed assets in companies organized or located outside of the U.S. or companies that do a substantial amount of business outside the U.S. (Foreign Issuers).

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in non-convertible debt of healthcare companies. It may also invest up to 20 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THW often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund expects to invest at least 40 percent of managed assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Fund also emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THW has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 10-25% of net assets.

There is no commonly published index which matches the investment strategy of THW. With respect to the Fund's equity investments, THW often holds 10-25% of its assets in biotechnology. By contrast, the S&P Global 1200 Healthcare Index®* (SGH) consists of approximately 110 global companies representing most or all of the healthcare subsectors in which THW typically invests; biotechnology often represents up to 20% of this index. By contrast, the NASDAQ Biotechnology Index®* (NBI) which contains roughly 370 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the SGH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* (SP5HCBIT) measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THW invests though the Fund invests in the SPX index debt components as well as those of smaller capitalization companies.

The S&P Composite 1500® Health Care REITs Index* (S15HCRT) is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THW invests.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THW is a dynamically configured multi-asset class global healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THW and to which THW can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THW's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THW or the restricted security components of THW.

Fund Performance as of March 31, 2022

Period	THW NAV	THW MKT	NBI	SGH	SPX	SP5HCBIT	S15HCRT
6 month	1.89	-2.98	-17.72	5.28	5.91	-7.17	10.99
1 year	7.85	10.76	-11.16	15.77	15.63	-3.77	15.36
5 year	9.74	11.90	6.93	13.61	15.98	3.72	6.36
inception	6.24	5.96	1.54	9.42	14.16	4.00	7.39

Inception date June 26, 2015

Change in the value of a $10,000 investment

Cumulative total return from 6/26/2015 to 3/31/2022

All performance over one-year has been annualized. Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares.

Portfolio Management Commentary

Fund and Benchmark Performance and Other Influencing Factors

For the 6-month period ending March 31, 2022, the Fund net asset value was up 1.9% and market value down 3.0%. Over the same period the SGH was up 5.3%, the SP5HCBIT was down 7.2%, and the S15HCRT was up 11.0%

The largest positive contribution to Fund relative performance was company stock selection, an overweight allocation to distributors, and the use of leverage. Two overweight positions in the period that contributed positively to performance were McKesson Corp. (MCK), up 54%, and Eli Lilly & Co. (LLY), up 25%.

MCK, a leading health care distributor, saw its stock price outperform as investors sought defensive investments and appreciated its moderate valuation and stable earnings growth history. LLY outperformed its pharmaceutical peers due to increasing investor excitement around its Alzheimer's program and its therapies to treat diabetes. The Fund had a positive contribution from greater than benchmark allocation to distributors which outperformed in the past six months. Additionally, the Fund's use of leverage benefited performance driven by positive equity returns in the period.

The largest negative contribution to Fund relative performance was company stock selection and an overweight allocation to life science tools companies. Two overweight positions in the period that contributed negatively to performance were Guardant Health, Inc. (GH), down 47%, and I-Mab (IMAB), down 78% in the past six months. Guardant, a leading company developing a novel liquid biopsy test to detect colon cancer, suffered a large stock price decline similar to peer companies whose valuation depends on high future sales growth. I-Mab significant decline in stock price was due to investor risk aversion to Chinese equities in the period. This was partly driven by a U.S. Securities and Exchange Commission demand for Chinese ADRs to precisely comply with audit inspections or face a penalty of U.S. exchange delisting. One underweight position in the period that contributed negatively to relative performance was GlaxoSmithKline plc (GSK), up 17%. Pharmaceutical companies like Glaxo outperformed in the period reflecting a shift in investor sentiment to favor large, low valuation companies with near-term revenue certainty. Overall, the Fund saw positive stock selection within pharmaceuticals and the companies in the portfolio outperformed those in the benchmark.

Portfolio Highlights as of March 31, 2022

Among other investments, Tekla World Healthcare Fund's performance benefited in the past six months by the following:

McKesson Corp. (MCK) distributes pharmaceutical and medical-surgical supplies and also provides specialty pharmacy and biopharma services. The Company was selected by the U.S. government to distribute COVID-19 vaccines and supplies which helped accelerate earnings growth during the pandemic. Investor sentiment has also improved thanks to better visibility around the Company's opioid liability exposure. The

Fund was overweight MCK, which delivered strong stock gains during the reporting period.

Wuxi Biologics (2269 HK) is a China-based clinical research and manufacturing organization and one of the leading partners of pharmaceutical and biotechnology companies worldwide. While Wuxi has continued to post impressive top-line revenue growth, the stock has languished in 2022 over fears that the U.S. government will impose restrictions on Chinese business entities. In February 2022, these fears increased as Wuxi was among the companies added to the "Unverified List" by the U.S. Department of Commerce. This ostensibly occurred because U.S. regulators were unable (due to COVID-19) to conduct their annual visit to China and confirm that Wuxi was using U.S. imported materials in an appropriate fashion. As a result the stock has underperformed its broader index and THW has gained relative performance by being underweight.

Eli Lilly & Co. (LLY) is diversified pharmaceutical company with drugs in several therapy areas, including oncology, immunology, diabetes/metabolism, and neuroscience. LLY has one of the strongest growth profiles among large-cap biopharmas. The stock nearly doubled over the period, driven by these growth prospects as well as increased enthusiasm for its late-stage Alzheimer's disease antibody donanemab and its diabetes and weight loss candidate tirzepatide. The Fund was overweight the stock.

Among other examples, Tekla World Healthcare Fund's performance was negatively impacted by the following investments:

Guardant Health, Inc. (GH) is a leading precision oncology company focused on using liquid biopsy for cancer detection and diagnostics through its proprietary blood tests, vast data sets, and advanced analytics. The Fund has maintained an overweight position in the stock as we are positive on a key upcoming readout for its colon cancer test. The underperformance of the stock was mainly driven by the correction of life science stocks, particularly those with a valuation dependent on high future sales growth.

I-MAB (IMAB) is a clinical stage biotech headquartered in China. The Fund has maintained an overweight position in the stock as the Company has a strong pipeline including an oncology drug partnered with Abbvie, Inc. The underperformance of the stock was mainly driven by negative sentiment toward the biotech sector as well as all Chinese ADRs.

GlaxoSmithKline plc (GSK) is a large multinational company with divisions focused on pharmaceuticals, vaccines, and consumer health care products. While GSK has a strong base business, we believe its development pipeline needs strengthening. The stock has outperformed during this period as part of the recent broad rally in large-cap pharma and as investors look toward the upcoming separation of the Consumer Healthcare division. The Fund has maintained an underweight position in this stock.

*The trademarks NASDAQ Biotechnology Index®, S&P Global 1200 Health Care Index®, S&P Composite 1500® Health Care REITs Index, S&P 500® Health Care Corporate Bond Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited)

PRINCIPAL AMOUNT	NON-CONVERTIBLE NOTES - 11.9% of Net Assets	VALUE
	France - 0.5%
$2,600,000	Sanofi, 3.63% due 06/19/28	$2,681,457
	Ireland - 0.4%
516,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50% due 07/31/27 (a) (b)	452,790
789,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00% due 06/30/28 (b)	445,785
1,500,000	Shire Acquisitions Investments Ireland DAC, 3.20% due 09/23/26	1,504,519
		2,403,094
	United Kingdom - 0.9%
5,000,000	AstraZeneca plc, 3.38% due 11/16/25	5,078,933
	United States - 10.1%
3,200,000	AbbVie, Inc., 4.50% due 05/14/35	3,434,976
2,000,000	Amgen, Inc., 3.63% due 05/22/24	2,038,787
831,000	Baxalta, Inc., 4.00% due 06/23/25	849,032
328,000	Becton, Dickinson and Co., 3.73% due 12/15/24	333,606
560,000	Biogen, Inc., 3.63% due 09/15/22	564,796
1,400,000	Bristol-Myers Squibb Co., 3.40% due 07/26/29	1,426,603
2,785,000	Cigna Corp., 3.50% due 06/15/24	2,818,425
4,000,000	EMD Finance LLC, 3.25% due 03/19/25 (b)	4,017,259
1,400,000	GlaxoSmithKline Capital plc, 3.00% due 06/01/24	1,412,386
1,000,000	GlaxoSmithKline Capital plc, 3.38% due 06/01/29	1,020,062
2,000,000	GlaxoSmithKline Capital, Inc., 2.80% due 03/18/23	2,016,783
1,000,000	HCA, Inc., 5.88% due 05/01/23	1,028,750
1,250,000	HCA, Inc., 5.38% due 02/01/25	1,301,625
600,000	HCA, Inc., 5.25% due 04/15/25	632,379
4,300,000	Johnson & Johnson, 2.45% due 03/01/26	4,291,238
1,400,000	Johnson & Johnson, 2.90% due 01/15/28	1,408,456
1,400,000	Laboratory Corporation of America Holdings, 3.60% due 02/01/25	1,415,400
4,000,000	Mallinckrodt International Finance S.A./ Mallinckrodt CB LLC, 5.50% due 04/15/25 (b)	1,940,000
1,675,000	Medtronic, Inc., 4.38% due 03/15/35	1,860,971
1,400,000	Merck & Co., Inc., 2.80% due 05/18/23	1,411,458

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

PRINCIPAL AMOUNT	United States - continued	VALUE
$1,463,000	Merck & Co., Inc., 2.75% due 02/10/25	$1,467,311
2,115,000	Novartis Capital Corp., 3.40% due 05/06/24	2,154,860
193,000	Par Pharmaceutical, Inc., 7.50% due 04/01/27 (b)	180,098
5,300,000	Pfizer, Inc., 3.45% due 03/15/29	5,452,000
1,750,000	Senior Housing Properties Trust, 4.75% due 05/01/24	1,677,865
1,500,000	Tenet Healthcare Corp., 6.75% due 06/15/23	1,563,780
2,560,000	UnitedHealth Group, Inc., 3.88% due 12/15/28	2,689,689
5,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 08/15/35	5,012,827
		55,421,422
	TOTAL NON-CONVERTIBLE NOTES (Cost $66,950,501)	65,584,906
SHARES	CONVERTIBLE PREFERRED (Restricted) (c) (d) - 1.8% of Net Assets
	France - 0.3%
337,442	Dynacure Series C	1,549,175
	Ireland - 0.4%
194,134	Priothera Ltd. Series A, 6.00%	2,147,607
	Switzerland - 0.4%
151,333	Oculis SA, Series B2, 6.00%	1,610,183
41,109	Oculis SA, Series C, 6.00%	437,400
		2,047,583
	United States - 0.7%
290,187	Aristea Therapeutics, Inc. Series B, 8.00%	1,600,004
424,079	Endeavor Biomedicines, Inc. Series B, 8.00%	1,999,999
101,839	IO Light Holdings, Inc. Series A2, 0.00%	343,706
		3,943,709
	TOTAL CONVERTIBLE PREFERRED (Cost $11,058,084)	9,688,074

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	COMMON STOCKS AND WARRANTS - 103.8% of Net Assets	VALUE
	Australia - 1.4%
38,719	CSL Ltd.	$7,769,227
	Canada - 0.0%
7,378	Fusion Pharmaceuticals, Inc. (d)	57,327
	China - 0.3%
4,114	BeiGene Ltd. ADR (d)	775,900
38,848	I-Mab ADR (d)	630,892
		1,406,792
	Denmark - 3.2%
81,867	MorphoSys AG ADR (a) (d)	555,058
153,523	Novo Nordisk A/S ADR (e)	17,048,729
		17,603,787
	France - 1.1%
123,454	Sanofi ADR	6,338,128
	Germany - 1.6%
10,000	Affimed N.V. (d)	43,700
131,684	Bayer AG	9,046,442
		9,090,142
	Ireland - 3.4%
23,807	ICON plc (d) (e)	5,790,339
32,980	Mallinckrodt plc (d)	3,624
111,756	Medtronic plc (e)	12,399,328
15,882	Perrigo Co. plc	610,345
		18,803,636
	Israel - 0.2%
90,281	Teva Pharmaceutical Industries Ltd. ADR (d)	847,739
	Italy - 0.3%
71,190	Stevanato Group SpA (d)	1,432,343
	Japan - 3.0%
88,837	Astellas Pharma, Inc.	1,394,509
108,150	Daiichi Sankyo Co., Ltd.	2,380,828
13,660	Eisai Co., Ltd.	636,210
19,364	Hoya Corp.	2,231,616
14,872	M3, Inc.	545,942
57,880	Olympus Corp.	1,112,053
22,660	Ono Pharmaceutical Co., Ltd.	570,688
41,616	Otsuka Holdings Co., Ltd.	1,446,681
15,413	Shionogi & Co., Ltd	953,342

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	Japan - continued	VALUE
7,430	Sysmex Corp.	$544,586
210,146	Takeda Pharmaceuticals Co., Ltd. ADR (a)	3,009,291
19,200	Takeda Pharmaceuticals Co., Ltd.	551,680
34,576	Terumo Corp.	1,057,672
		16,435,098
	Netherlands - 1.1%
4,004	Argenx SE ADR (d)	1,262,501
164,790	Koninklijke Philips N.V. (a)	5,031,039
		6,293,540
	Switzerland - 8.8%
9,053	Lonza Group AG	6,585,603
136,225	Novartis AG ADR	11,953,744
603,430	Roche Holding AG ADR	29,815,476
		48,354,823
	United Kingdom - 6.0%
383,014	AstraZeneca plc ADR (e)	25,409,149
181,710	Smith & Nephew plc ADR	5,796,549
436,105	Verona Pharma plc ADR (d)	2,176,164
513,192	Verona Pharma plc Warrants (expiration 04/27/22, exercise price $2.72) (c) (d)	0
		33,381,862
	United States - 73.4%
10,451	1Life Healthcare, Inc. (d)	115,797
169,904	Abbott Laboratories (e)	20,109,837
120,585	AbbVie, Inc.	19,548,034
3,214	Align Technology, Inc. (d)	1,401,304
28,276	Amgen, Inc.	6,837,702
3,800	Anthem, Inc.	1,866,636
282,002	Ardelyx, Inc. (a) (d)	301,742
5,100	Becton, Dickinson and Co.	1,356,600
13,207	Biogen, Inc. (d) (e)	2,781,394
26,200	Biohaven Pharmaceutical Holding Co., Ltd. (d)	3,106,534
135,280	Boston Scientific Corp. (d) (e)	5,991,551
172,966	Bristol-Myers Squibb Co. (e)	12,631,707
13,635	Charles River Laboratories International, Inc. (d) (e)	3,871,931
42,634	Cigna Corp. (e)	10,215,533
8,700	Community Health Systems, Inc. (d)	103,269
14,900	Community Healthcare Trust, Inc.	628,929
30,182	CVS Health Corp.	3,054,720

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	United States - continued	VALUE
34,778	Danaher Corp.	$10,201,431
21,000	DENTSPLY Sirona, Inc.	1,033,620
9,776	DexCom, Inc. (d) (e)	5,001,402
63,841	Diversified Healthcare Trust	204,291
33,603	Edwards Lifesciences Corp. (d)	3,955,745
52,566	Eli Lilly & Co. (e)	15,053,325
4,325	Five Star Senior Living, Inc. (d)	9,299
161,709	Galera Therapeutics, Inc. (d)	384,867
123,488	Gilead Sciences, Inc. (e)	7,341,362
143,229	Global Medical REIT, Inc.	2,337,497
58,733	Guardant Health, Inc. (d) (e)	3,890,474
28,003	HCA Healthcare, Inc. (e)	7,018,112
92,654	Healthcare Realty Trust, Inc.	2,546,132
56,913	Healthcare Trust of America, Inc.	1,783,653
83,601	Healthpeak Properties, Inc.	2,870,022
106,159	Horizon Therapeutics plc (d) (e)	11,168,988
19,137	Humana, Inc. (e)	8,327,848
13,294	IDEXX Laboratories, Inc. (d) (e)	7,272,616
8,908	Illumina, Inc. (d)	3,112,455
14,373	Intuitive Surgical, Inc. (d)	4,336,047
26,708	IQVIA Holdings, Inc. (d) (e)	6,175,157
118,873	Johnson & Johnson	21,067,862
8,389	Laboratory Corporation of America Holdings (d) (e)	2,211,844
46,903	LTC Properties, Inc.	1,804,358
54,361	McKesson Corp. (e)	16,641,533
145,186	Medical Properties Trust, Inc.	3,069,232
173,010	Merck & Co., Inc. (e)	14,195,471
26,903	Moderna, Inc. (d) (e)	4,634,311
21,434	Molina Healthcare, Inc. (d) (e)	7,150,168
4,442	National Health Investors, Inc.	262,122
71,075	Omega Healthcare Investors, Inc.	2,214,697
63,050	Owens & Minor, Inc. (e)	2,775,461
4,595	PerkinElmer, Inc.	801,644
416,828	Pfizer, Inc. (e)	21,579,186
168,741	Physicians Realty Trust	2,959,717
107,855	QIAGEN N.V. (d) (e)	5,284,895
70,097	R1 RCM, Inc. (d)	1,875,796
4,199	Regeneron Pharmaceuticals, Inc. (d)	2,932,666
23,489	ResMed, Inc. (e)	5,696,317
90,781	Sabra Health Care REIT, Inc.	1,351,729
50,029	Stryker Corp. (e)	13,375,253
23,270	Thermo Fisher Scientific, Inc.	13,744,426

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

SHARES	United States - continued	VALUE
83,449	UnitedHealth Group, Inc. (e)	$42,556,487
8,183	Universal Health Realty Income Trust	477,642
66,681	Ventas, Inc.	4,118,219
1,500	Waters Corp. (d)	465,585
41,484	Welltower, Inc.	3,988,272
36,236	Zimmer Biomet Holdings, Inc. (e)	4,634,584
3,623	Zimvie Inc. (d)	82,749
29,308	Zoetis, Inc.	5,527,196
		405,426,985
	TOTAL COMMON STOCKS AND WARRANTS (Cost $524,910,615)	573,241,429
	EXCHANGE TRADED FUND (e) - 1.4% of Net Assets
58,049	Health Care Select Sector SPDR Fund	7,952,133
	TOTAL EXCHANGE TRADED FUND (Cost $7,050,266)	7,952,133
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 3.1% of Net Assets
$13,261,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $13,261,000, 0.00%, dated 03/31/22, due 04/01/22 (collateralized by U.S. Treasury Notes 1.50% due 11/30/2028, market value $13,526,296)	13,261,000
SHARES
3,767,670	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.22% (f)	3,767,670
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,028,670)	17,028,670
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST - 122.0% (Cost $626,998,136)	673,495,212

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

INTERESTS	MILESTONE INTEREST (Restricted) (c) - 0.0% of Net Assets	VALUE
	Biotechnology - 0.0%
1	Rainier Therapeutics Milestone Interest	$204,563
	TOTAL MILESTONE INTEREST (Cost $192,096)	204,563
NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	OPTION CONTRACTS WRITTEN - (0.3)% of Net Assets
	Call Option Contracts Written - (0.3)%
164/(2,050,000)	Abbott Laboratories Apr22 125 Call	(3,280)
169/(2,112,500)	Abbott Laboratories May22 125 Call	(24,167)
531/(3,318,750)	AstraZeneca plc Apr22 62.5 Call	(244,260)
19/(437,000)	Biogen, Inc. Apr22 230 Call	(3,040)
19/(437,000)	Biogen, Inc. May22 230 Call	(10,089)
120/(564,000)	Boston Scientific Corp. Apr22 47 Call	(1,800)
133/(625,100)	Boston Scientific Corp. May22 47 Call	(11,305)
13/(403,000)	Charles River Laboratories International, Inc. Apr22 310 Call	(3,607)
19/(570,000)	Charles River Laboratories International, Inc. May22 300 Call	(20,425)
166/(4,150,000)	Cigna Corp. Apr22 250 Call	(21,580)
41/(1,025,000)	Cigna Corp. May22 250 Call	(25,420)
12/(552,000)	DexCom, Inc. Apr22 460 Call	(65,640)
14/(742,000)	DexCom, Inc. May22 530 Call	(38,220)
57/(1,539,000)	Eli Lilly & Co. Apr22 270 Call	(100,320)
27/(810,000)	Eli Lilly & Co. May22 300 Call	(15,876)
181/(1,131,250)	Gilead Sciences, Inc. May22 62.5 Call	(16,290)
54/(378,000)	Guardant Health, Inc. May22 70 Call	(32,670)
27/(756,000)	HCA Healthcare, Inc. Apr22 280 Call	(540)
27/(729,000)	HCA Healthcare, Inc. May22 270 Call	(11,610)
54/(540,000)	Horizon Therapeutics plc Apr22 100 Call	(34,020)
19/(874,000)	Humana, Inc. Apr22 460 Call	(4,180)
18/(828,000)	Humana, Inc. May22 460 Call	(18,540)
23/(575,000)	ICON plc Apr22 250 Call	(9,258)
23/(598,000)	ICON plc May22 260 Call	(14,605)
19/(1,083,000)	IDEXX Laboratories, Inc. May22 570 Call	(34,010)
26/(624,000)	IQVIA Holdings, Inc. May22 240 Call	(16,120)
22/(638,000)	McKesson Corp. Apr22 290 Call	(39,600)

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	Call Option Contracts Written - continued	VALUE
111/(3,385,500)	McKesson Corp. Apr22 305 Call	$(75,480)
26/(832,000)	McKesson Corp. May22 320 Call	(16,640)
100/(1,100,000)	Medtronic plc Apr22 110 Call	(27,000)
111/(1,276,500)	Medtronic plc May22 115 Call	(20,535)
231/(1,848,000)	Merck & Co., Inc. Apr22 80 Call	(63,987)
235/(1,938,750)	Merck & Co., Inc. May22 82.5 Call	(54,520)
40/(680,000)	Moderna, Inc. Apr22 170 Call	(45,000)
39/(760,500)	Moderna, Inc. May22 195 Call	(40,716)
21/(693,000)	Molina Healthcare, Inc. Apr22 330 Call	(25,200)
20/(720,000)	Molina Healthcare, Inc. May22 360 Call	(13,100)
230/(2,530,000)	Novo Nordisk A/S Apr22 110 Call	(94,530)
225/(2,587,500)	Novo Nordisk A/S May22 115 Call	(74,250)
63/(283,500)	Owens & Minor, Inc. Apr22 45 Call	(9,450)
398/(1,990,000)	Pfizer, Inc. Apr22 50 Call	(95,918)
402/(2,311,500)	Pfizer, Inc. May22 57.5 Call	(20,100)
105/(525,000)	QIAGEN N.V. Apr22 50 Call	(13,650)
12/(312,000)	ResMed, Inc. Apr22 260 Call	(900)
166/(4,482,000)	Stryker Corp. Apr22 270 Call	(96,280)
82/(4,182,000)	UnitedHealth Group, Inc. Apr22 510 Call	(98,810)
82/(4,346,000)	UnitedHealth Group, Inc. May22 530 Call	(79,704)
34/(459,000)	Zimmer Biomet Holdings, Inc. May22 135 Call	(9,010)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums received ($1,383,269))	(1,795,252)
	TOTAL INVESTMENTS - 121.7% (Cost $625,806,963)	671,904,523
	OTHER LIABILITIES IN EXCESS OF ASSETS - (21.7)%	(119,816,561)
	NET ASSETS - 100%	$552,087,962

(a)  All or a portion of this security is on loan as of March 31, 2022. See Note 1.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

(Unaudited, continued)

(c)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(d)  Non-income producing security.

(e)  A portion of security is pledged as collateral for call options written.

(f)  This security represents the investment of cash collateral received for securities lending and is a registered investment company advised by State Street Global Advisors. The rate shown is the annualized seven-day yield as of March 31, 2022.

ADR  American Depository Receipt

The following forward contracts were held as of March 31, 2022

Description	Counterparty	Settlement Date	Currency		Settlement Value (in USD)	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Australian Dollar	Goldman Sachs Bank	04/29/22	4,572,304	AUD	$3,426,713	$3,422,465	$4,248
British Pound	Goldman Sachs Bank	04/29/22	12,524,033	GBP	16,391,455	16,449,493	(58,038)
Danish Krone	Goldman Sachs Bank	04/29/22	42,653,045	DKK	6,301,791	6,347,916	(46,125)
Euro	Goldman Sachs Bank	04/29/22	11,686,116	EUR	12,847,249	12,937,240	(89,991)
Israeli Sheqel	Goldman Sachs Bank	04/29/22	4,457,647	ILS	1,383,675	1,397,446	(13,771)
Japanese Yen	Goldman Sachs Bank	04/28/22	1,203,463,586	JPY	9,742,041	9,889,832	(147,791)
Swiss Franc	Goldman Sachs Bank	04/29/22	23,310,158	CHF	24,950,664	25,247,287	(296,623)
						$75,691,679	$(648,091)

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2022

(Unaudited)

ASSETS:
Investments, at value including $3,614,435 of Securities loaned (cost $626,998,136)	$673,495,212
Milestone interests, at value (cost $192,096)	204,563
Total investments	673,699,775
Cash	452
Foreign currency, at value (Cost $15,373)	15,384
Dividends and interest receivable	2,959,219
Securities lending income receivable	1,536
Receivable for investments sold	2,720,804
Prepaid expenses	95,614
Unrealized appreciation on forward currency contracts	4,248
Other assets (see Note 1)	2,879
Total assets	679,499,911
LIABILITIES:
Unrealized depreciation on forward currency contracts	652,339
Accrued advisory fee	516,942
Accrued investor support service fees	25,847
Accrued shareholder reporting fees	53,605
Payable upon return of securities loaned	3,767,670
Loan Payable	120,000,000
Options written, at value (premium received $1,383,269)	1,795,252
Interest payable	307,136
Accrued other	293,158
Total liabilities	127,411,949
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$552,087,962
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 37,380,013 shares issued and outstanding	$373,800
Additional paid-in-capital	$537,216,809
Total distributable earnings (loss)	14,497,353
Total net assets (equivalent to $14.77 per share based on 37,380,013 shares outstanding)	$552,087,962

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2022

(Unaudited)

INVESTMENT INCOME:
Dividend income	$5,242,513
Interest and other income	1,153,897
Securities lending	37,851
Total investment income	6,434,261
EXPENSES:
Advisory fees	3,312,245
Interest expense	674,255
Investor support service fees	165,612
Custodian fees	94,538
Legal fees	78,334
Trustees' fees and expenses	76,226
Administration fees	66,315
Shareholder reporting	55,926
Auditing fees	42,425
Transfer agent fees	14,796
Other (see Note 2)	151,364
Total expenses	4,732,036
Net investment income	1,702,225
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,600,232)
Closed or expired option contracts written	2,448,875
Foreign currency transactions	(16,411)
Forward contracts	3,362,368
Net realized gain	194,600
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,328,096
Milestone interests	12,467
Option contracts written	(275,532)
Foreign currency	(12,572)
Forward contracts	(1,303,505)
Change in unrealized appreciation (depreciation)	8,748,954
Net realized and unrealized gain (loss)	8,943,554
Net increase in net assets resulting from operations	$10,645,779

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2022 (Unaudited)	Year ended September 30, 2021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,702,225	$2,671,688
Net realized gain	194,600	51,926,993
Change in net unrealized appreciation	8,748,954	30,534,947
Net increase in net assets resulting from operations	10,645,779	85,133,628
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1):
Distributions	(26,121,239)*	(4,675,939)
Return of capital	—	(42,525,450)
Total distributions	(26,121,239)	(47,201,389)
CAPITAL SHARE TRANSACTIONS:
Proceed from sale of shares (0 and 6,930,639 shares, respectively)	—	98,842,590
Reinvestment of distributions (125,095 and 155,627 shares, respectively)	1,881,529	2,381,540
Total capital share transactions	1,881,529	101,224,130
Net increase (decrease) in net assets	(13,593,931)	139,156,369
NET ASSETS:
Beginning of period	565,681,893	426,525,524
End of period	$552,087,962	$565,681,893

*  A portion of the distributions may be deemed a tax return of capital at year end.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2022

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($153,016,299)
Securities lending income	38,206
Purchases to close option contracts written	(97,496)
Net maturities of short-term investments	16,772,000
Sales of portfolio securities	154,531,585
Proceeds from option contracts written	4,525,600
Interest income received	1,223,172
Dividend income received	4,844,270
Other operating receipts (expenses paid)	(4,610,283)
Net cash provided from operating activities	24,210,755
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(24,239,710)
Net cash used for financing activities	(24,239,710)
NET DECREASE IN CASH	(28,955)
CASH AT BEGINNING OF YEAR	44,791
CASH AT END OF SIX MONTHS	$15,836 *
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$10,645,779
Purchases of portfolio securities	(153,016,299)
Purchases to close option contracts written	(97,496)
Net maturities of short-term investments	16,772,000
Sales of portfolio securities	154,531,585
Proceeds from option contracts written	4,525,600
Accretion of discount	51,267
Net realized (gain) loss on investments, options, foreign currencies and forwards	(194,600)
Increase in net unrealized (appreciation) depreciation on investments, options, foreign currencies and forwards	(8,748,954)
Increase in dividends and interest receivable	(380,235)
Decrease in securities lending income receivable	355
Increase in accrued other expenses	39,770
Increase in interest payable	123,319
Increase in prepaid expenses and other assets	(41,336)
Net cash provided from operating activities	$24,210,755
Supplemental disclosure: Cash paid for interest	($550,936)

*  Includes: $15,384 foreign currency.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2022		Years ended September 30,
	(Unaudited)		2021	2020	2019	2018	2017
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$15.18		$14.14	$13.51	$15.24	$15.55	$16.08
Net investment income (1)	0.05		0.08	0.10	0.06	0.11	0.12
Net realized and unrealized gain (loss)	0.24		2.36	1.93	(0.40)	0.96	0.74
Total increase (decrease) from investment operations	0.29		2.44	2.03	(0.34)	1.07	0.86
Distributions to shareholders from:
Net investment income	(0.70)		(0.14)	(0.05)	(0.19)	(0.60)	(1.30)
Net realized capital gains	—		—	—	—	—	(0.03)
Return of capital (tax basis)	—		(1.26)	(1.35)	(1.21)	(0.80)	(0.07)
Total distributions	(0.70)		(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Increase resulting from shares repurchased (1)	—		—	— (2)	0.01	0.02	0.01
Net asset value per share, end of period	$14.77		$15.18	$14.14	$13.51	$15.24	$15.55
Per share market value, end of period	$15.23		$16.45	$14.33	$13.44	$14.03	$14.56
Total investment return at market value	2.98	%*	26.00%	18.14%	6.80%	6.91%	9.47%
Total investment return at net asset value	1.89	%*	17.91%	15.97%	(1.10%)	8.66%	6.74%
RATIOS
Net investment income to average net assets	0.61	%**	0.53%	0.68%	0.45%	0.78%	0.77%
Expenses to average net assets	1.71	%**	1.74%	2.16%	2.53%	2.28%	2.05%
Expenses, excluding interest expense, to average net assets	1.46	%**	1.51%	1.57%	1.59%	1.57%	1.55%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$552		$566	$427	$407	$463	$480
Portfolio turnover rate	19.70	%*	69.37%	48.11%	55.17%	54.60%	58.05%
Senior securities (loan facility) outstanding (in millions)	$120		$120	$120	$120	$120	$120
Asset coverage ratio on revolving credit facility at period end	560%		571%	455%	440%	486%	500%
Asset coverage per $1,000 on revolving credit facility at period end	$5,601		$5,714	$4,554	$4,396	$4,861	$4,999

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies engaged in the healthcare industry (including equity securities and debt securities). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2022, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund's performance.

The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of the Fund's investments, such as management performance, financial condition, and demand for the issuers' goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets. This means that the Fund may lose money on its investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Fund holds securities, currencies and other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

interests provide for payments at various stages of the development of Rainier Therapeutics, Inc. principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2022:

Statement of Assets and Liabilities, Milestone interests, at value	$204,563
Statement of Assets and Liabilities, Total distributable earnings	$0
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	$12,467

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, yields or securities with similar characteristics, security quantity, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The pricing service may use a matrix approach, regarding securities with similar characteristics to determine the valuation for a security. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding call options written six months ended March 31, 2022 was $ (2,796).

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity contracts	Liabilities, Options written, at value	$1,795,252	Net realized gain on closed or expired option contracts written	$2,448,875
			Change in unrealized appreciation (depreciation) on option contracts written	$(275,532)
Forward Currency contracts	Unrealized appreciation on Forward currency contract	$4,248	Net realized gain (loss) on forward contracts	$3,362,368
			Change in unrealized appreciation (depreciation) on forward contracts	$(1,303,505)

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Average notional amount of forward contracts for the six months ended March 31, 2022 was $73,915,478.

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of the investment in one private company.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2022 totaled $130,833,675 and $153,742,927 respectively.

Securities Lending

The Fund may lend its securities to approved borrowers to earn additional income. The Fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio. The Fund will receive the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

The Fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the Fund for the lent securities. The lending agent uses the

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The Fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the Fund is net of fees retained by the securities lending agent. Net income received from SAHXX is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the Fund are shown on the Statement of Assets and Liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2022 the Fund loaned securities valued at $3,614,435 and received $3,767,670 of cash collateral.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Trustees. Under the current Policy,

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2022, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2023. Prior to this renewal, in March 2021, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2022. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2022, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2021, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

differences from losses on wash sale transactions, distribution re-designations, return of capital distributions, Partnership basis adjustments, passive foreign currency gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, losses disallowed on straddles, forward contracts mark-to-market premium amortization accruals and book to tax difference due to merger. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The cumulative distributions paid this fiscal year-to-date are currently estimated to be from the following sources: net investment income, net realized short-term capital gains, and return of capital or other capital source. The amounts and sources of distributions are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

Statement of Cash Flows

The cash and restricted cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash and restricted cash on hand at March 31, 2022.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $125,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 28, 2023. As of March 31, 2022, the Fund had drawn down $120,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. Through January 28, 2022, the Fund was charged interest at the rate of 0.75% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). Starting January 29, 2022, the Fund is charged interest at the rate of 0.75% and

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

a SOFR Adjustment above the relevant SOFR rate. The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 29, 2022. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2021 to March 31, 2022 were 1.1156% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at March 31, 2022.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund's performance and may increase costs related to a fund's use of derivatives.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement,

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2022, these payments amounted to $25,436 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

For the period ended March 31, 2022, there were no transfers between levels.

The following is a summary of the levels used as of March 31, 2022 to value the Fund's investments.

Assets and Liabilities at Value	Level 1	Level 2	Level 3		Total
Non-convertible Notes
France	$—	$2,681,457	$—		$2,681,457
Ireland	—	2,403,094	—		2,403,094
United Kingdom	—	5,078,933	—		5,078,933
United States	—	55,421,422	—		55,421,422
Convertible Preferred
France	—	—	1,549,175		1,549,175
Ireland	—	—	2,147,607		2,147,607
Switzerland	—	—	2,047,583		2,047,583
United States	—	—	3,943,709		3,943,709
Common Stocks And Warrants
Australia	7,769,227	—	—		7,769,227
Canada	57,327	—	—		57,327
China	1,406,792	—	—		1,406,792
Denmark	17,603,787	—	—		17,603,787
France	6,338,128	—	—		6,338,128
Germany	9,090,142	—	—		9,090,142
Ireland	18,803,636	—	—		18,803,636
Israel	847,739	—	—		847,739
Italy	1,432,343	—	—		1,432,343
Japan	16,435,098	—	—		16,435,098
Netherlands	6,293,540	—	—		6,293,540
Switzerland	48,354,823	—	—		48,354,823
United Kingdom	33,381,862	—	0	*	33,381,862
United States	405,426,985	—	—		405,426,985
Exchange Traded Fund	7,952,133	—	—		7,952,133
Short-term Investments	3,767,670	13,261,000	—		17,028,670
Milestone Interest	—	—	204,563		204,563
Other Assets	—	—	2,879		2,879
Total	$584,961,232	$78,845,906	$9,895,516		$673,702,654
Assets
Forward Currency Contract	$—	$(648,091)	$—		$(648,091)
Liabilities
Options Contracts Written	(1,795,252)	—	—		(1,795,252)
Total	$(1,795,252)	$(648,091)	$—		$(2,443,343)

* Represents security valued at zero.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2021	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of March 31, 2022
Convertible Preferred
France	$3,243,410	($1,694,235)	$—	$—	$—	$1,549,175
Ireland	605,435	(108,026)	1,650,198	—	—	2,147,607
Switzerland	2,047,583	—	—	—	—	2,047,583
United States	1,943,710	(1,950)	2,001,949	—	—	3,943,709
Common Stocks and Warrants
United Kingdom	0	—	—	—	—	0
Milestone Interest
United States	192,096	12,467	—	—	—	204,563
Other Assets	8,664	—	—	(5,785)	—	2,879
Total	$8,040,898	($1,791,744)	$3,652,147	($5,785)	$—	$9,895,516
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022						($1,791,744)

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)
Convertible Preferred	$3,940,464 $5,747,610	Market approach Recent transaction	(a) (b)	N/A N/A
Milestone Interest	$204,563	Probability adjusted value	Probability of events Timing of events	10.00%-99.00% (52.45%) 0.50-13.00 (3.61) years
Other Assets	$2,879	Probability adjusted value	Probability of events Timing of events	20.00% (20.00%) 0.25 (0.25) years
	$9,895,516

(a) There is no quantitative information to provide as this method of measure is investment specific.

(b) The valuation technique used as a basis to approximate fair value of these investments is based on subsequent financing rounds.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 2% of the Fund's Managed Assets at March 31, 2022.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2022

(continued)

At March 31, 2022, the Fund had commitments of $328,537 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2022. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Aristea Therapeutics, Inc. Series B Cvt. Pfd	07/27/21	$1,600,004	$5.51	$1,600,004
Dynacure Series C Cvt. Pfd	04/21/20,10/28/20	3,142,642	4.59	1,549,175
Endeavor Biomedicines, Inc. Series B Cvt. Pfd	01/21/22	2,001,949	4.72	1,999,999
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20†	336,881	3.38	343,706
Oculis SA
Series B2 Cvt. Pfd	01/16/19	1,274,010	10.64	1,610,183
Series C Cvt. Pfd	04/07/21	437,400	10.64	437,400
Priothera Ltd. Series A Cvt. Pfd	10/07/20,10/19/21	2,265,198	11.06	2,147,607
Rainier Therapeutics Milestone Interest	09/28/21	192,096	204,563.00	204,563
		$11,250,180		$9,892,637

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 17, 2022, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to a blend of equity, debt and REIT benchmarks and to a peer universe of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that substantially all of the Adviser's business consists of providing investment management services to Tekla World Healthcare Fund, Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla Healthcare Opportunities Fund and the Adviser does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and various fees and expenses of the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by counsel to the Independent Trustees and the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff over the last several years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the one-, three- and five-year periods ended December 31, 2021, as compared to a blend of the S&P Global 1200 Health Care Index® (SGH), the S&P 500® Health Care Corporate Bond Index (SP5HCBIT) and the S&P Composite 1500® Health Care REITs Index (S15HCRT) (Blended Benchmark) and a peer universe of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

The objective of the Fund is to provide both growth and income to investors by using a variety of healthcare assets. Growth, in large part, is to be provided by the Fund's ownership of the stock of a broad mix of healthcare companies. Such breadth is to be provided by representative ownership of stock in most or all of ten major healthcare subsectors represented in the SGH. Income is to be provided by (i) ownership of a variety of assets including but not limited to a) dividend producing stocks of traditional healthcare companies and healthcare-related REITS, b) the corporate debt of a variety of healthcare companies and (ii) premium income from selling covered call options associated with healthcare companies. The Fund is also required to maintain at least 40% of assets in companies located or incorporated outside of the U.S. or that do substantial business outside of the U.S. The Trustees considered that the performance associated with owning such a complex mix of assets by the Fund is likely to produce periods when the performance of the Fund would likely depart from the return associated with a single equity index. The Trustees thus considered that there may be periods when the Fund's NAV performance could be greater or lesser than that of relevant indices. The Trustees considered that determining such an exact combination of returns is difficult or impossible, given the general lack of appropriate component equity, debt, REIT, covered call and other indices.

The Trustees noted the Fund's strong absolute performance as of December 31, 2021. In particular, the Trustees noted that on a net asset value basis, the Fund returned 16.88% for the one-year period and had annualized returns of 17.59% for the three-year period and 12.73% for the five-year period. The Trustees also noted that on a net asset value basis, as of December 31, 2021, the Fund outperformed the Blended Benchmark for the one- and three-year periods and underperformed the Blended Benchmark for the five-year period. The Trustees also noted that as of December 31, 2021, the Fund outperformed the peer universe average for the one-year period, slightly underperformed the peer universe average for the three-year period and underperformed the peer universe average for the five-year period.

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

In considering the Fund's relative performance, the Trustees recognized that the Fund's unique strategy presents challenges when comparing the Fund's performance to a benchmark or group of comparable funds. In particular, the Trustees observed that the Fund's strategy contemplates ownership of a variety of healthcare-related asset classes. The Trustees noted that, as a result, all other things being equal, in periods when one asset class performs relatively better than another asset class, the Fund might be expected to underperform a particular benchmark and/or the peer universe and vice versa. Additionally, the Trustees noted that unlike the indices comprising the blended benchmark and most of the peer universe, the Fund may maintain a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that the Fund maintains a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

The Trustees noted that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers for similar services, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are at least comparable to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that might reduce the effective fee to the extent the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that, absent a rights offering or other secondary offering, any significant growth in assets generally will occur through appreciation in the value of the Fund's investment portfolio, the Fund's advisory fee schedule is satisfactory and fair.

TEKLA WORLD HEALTHCARE FUND

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

TEKLA WORLD HEALTHCARE FUND

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2022, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2023.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Loretta Tse, Ph.D., Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A. and Kelly Girskis, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA WORLD HEALTHCARE FUND

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Kathleen L. Goetz
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2021 — Oct. 31, 2021)	—	—	—	4,465,929
Month #2 (Nov. 1, 2021 — Nov. 30, 2021)	—	—	—	4,465,929
Month #3 (Dec. 1, 2021 — Dec. 31, 2021)	—	—	—	4,465,929
Month #4 (Jan. 1, 2022 — Jan. 31, 2022)	—	—	—	4,465,929
Month #5 (Feb. 1, 2022 — Feb. 28, 2022)	—	—	—	4,465,929
Month #6 (Mar. 1, 2022 — Mar. 31, 2022)	—	—	—	4,465,929
Total	—	—	—

(1)	On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 18, 2021, the Trustees approved the renewal of the repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2022. On March 17, 2022, the Trustees approved the renewal of the repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2023.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notices to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA WORLD HEALTHCARE FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/3/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/3/22

* Print the name and title of each signing officer under his or her signature.